U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2002
                                -----------------

                                 HOM Corporation
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             (Exact name of registrant as specified in its charter)


             Georgia           000-32335                58-2558702
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        (State or other
         Jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)       File Number)        Identification No.)


              4210 Columbia Road, Suite 10-C
                    Augusta, Georgia                        30907-0401
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      (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: (706) 228-5087
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       (Former name or former address, if changed since last report)

                           FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "plans", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

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Item 1. Changes in Control of Registrant.

     On December 12, 2002, MA&N LLC ("MA&N") a Nevada limited liability company, acquired 4,647,626 shares ("Purchase Shares") of the common stock ("Common") of HOM Corporation (the "Company"), representing 51% of the total of 8,685,164 shares outstanding following such acquisition plus 427,828 shares issuable (294,341 pursuant to options to be granted and 133,487 in settlement of loans to the Company), or a total of 9,112,992 shares. MA&N is managed by Mark Neuhaus and his wife, Nicole Bloom Neuhaus, who each have a 50% equity interest in MA&N.

     The consideration for the Purchase Shares was:

     a. All rights relating to the provision of ISP wireless service from not less than five nodes, including effective lease or other authorization to use the locations involved and all necessary equipment.

     b. Consultation with the Company for at least two years on financial and management matters with a view to materially enhancing the Company's performance.

     c. Arranging for personnel who can effect the management of the Company.

     d. Causing the Company to proceed with the contemplated business plan of acquiring additional entities or business operations in the ISP wireless business.

     e. Funding of current payment of accounting and legal fees to enable upcoming filings with the U.S. Securities and Exchange Commission to be made on Form 8-K with respect to this transaction and other relevant transaction and on Form 10-K with respect to the Company's fiscal year ended September 30, 2002 (which will include currently outstanding accounting fees), estimated to be in the range of $75,000 - $100,000.

     MA&N's basis of control results from its 51% ownership of the issued and issuable Common and from its control of the Board of Directors of the Company resulting from the addition of three desigees of MA&N, Mark S. Neuhaus, Nicole Bloom Neuhaus and Ned Baramov, an employee of MA&N and its affiliates, as directors along with the two existing directors of the Company, Robert S. Wilson and Bryce N. Batzer (who subsequently was killed in an automobile accident). In addition, all directors and officers of the Company and its subsidiaries are submitting their resignations from all such positions (although MA&N undertook to cause Robert S. Wilson and Bryce N. Batzer to continue to be directors of the Company for a year), and Mark S. Neuhaus was appointed Chairman and President, serving as chief executive officer, in replacement of Robert S. Wilson, and Ned Boramov was appointed Secretary and Treasurer of the Company in lieu of Theresa
A. Varin, who had ceased being an employee of the Company.

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ITEM 5. Other Events

     Sale of Assets of Direct Lending, Inc.

     On November 25, 2002, Stuckey Enterprises, Inc. ("Stuckey") purchased all the assets of the Company's wholly owned subsidiary, Direct Lending, Inc., (other than its corporate records, but including the name, Direct Lending). Stuckey paid $5,000 down and agreed to pay $484 per month for three years, a total of $20,000. The Company assumed the past liabilities of Direct.

ITEM 7. EXHIBITS

Exhibit
Number    Description
------   -------------

     2.1 Stock Acquisition Agreement for 51% of the outstanding and issuable Common Stock of HOM Corporation dated December 12, 2002 by and between MA&N LLC and HOM Corporation (Exhibit B omitted, to be furnished upon request of the Commission)

     2.2 Sale of Assets Agreement dated November 15, 2002 by and between HOM Corporation and Stuckey Enterprises (list of assets omitted, to be furnished upon request of the Commission)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOM CORPORATION


December 26, 2002                           By: /s/ Mark S. Neuhaus
                                            -----------------------------------
(Date)                                         Name: Mark S. Neuhaus
                                               Its: Chairman and President (CEO)


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